Exhibit 10.13

THE GENERAL HOSPITAL CORPORATION

EXCLUSIVE LICENSE AGREEMENT

MGH Agreement No.: 2006A21314

MGH Case Nos.: 1864 and 2745

This License Agreement (“AGREEMENT”) is made as of the 7th day of November, 2006 (“EFFECTIVE DATE”), between Bioplex Systems, Inc., a Delaware corporation, having a principal place of business at One Memorial Drive, Cambridge, Massachusetts 02142 (“COMPANY”) and The General Hospital Corporation, d/b/a Massachusetts General Hospital, a not-for-profit Massachusetts corporation, with a principal place of business at Fruit Street, Boston, Massachusetts 02114 (“HOSPITAL”), each referred to herein individually as a “PARTY” and collectively as the “PARTIES”.

RECITALS

HOSPITAL, as a center for patient care, research and education, is the owner of certain PATENT RIGHTS (defined below) and desires to grant a license of those PATENT RIGHTS to COMPANY in order to benefit the public by disseminating the results of its research via the commercial development, manufacture, distribution and use of products and processes.

COMPANY has the capability to commercially develop, manufacture, distribute and use PRODUCTS and PROCESSES (defined below) for public use and benefit and desires to license such PATENT RIGHTS.

For good and valuable consideration, the sufficiency of which is hereby acknowledged, the PARTIES hereto agree as follows:

1.                                      CERTAIN DEFINITIONS

The following terms shall have the following meanings as used herein, unless the context requires otherwise.

1.1                               “[***] PATENT RIGHTS” shall mean HOSPITAL’s rights in the [***]; or the equivalent of such applications including any division, continuation, continuation-in-part to the extent the claims are entitled to the priority filing date of the aforesaid mentioned application and are directed to subject matter specifically described in and reasonably supported by the aforesaid patent application, or any foreign patent application or Letters Patent or the equivalent thereof issuing thereon or reissue, reexamination or extension thereof.

1.2                               “[***] PATENT RIGHTS” shall mean HOSPITAL’s rights in the [***]; or the equivalent of such applications including any division, continuation, continuation-in-part to the extent the claims are entitled to the priority filing date of the aforesaid mentioned application and are directed to subject matter specifically described in and reasonably supported by the aforesaid patent application or any foreign patent application or Letters Patent or the equivalent thereof issuing thereon or reissue, reexamination or extension thereof.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.3                               “AFFILIATE” with respect to either PARTY shall mean any corporation or other legal entity other than that PARTY in whatever country organized, controlling, controlled by or under common control with that PARTY.  The term “control” shall mean (a) in the case of COMPANY, direct or indirect ownership of at least fifty percent (50%) of the voting securities having the right to elect directors, and (b) in the case of HOSPITAL, the power, direct or indirect, to elect or appoint more than fifty percent (50%) of the directors or trustees, or to cause direction of management and policies, whether through the ownership of voting securities, by contract or otherwise.

1.4                               “ANALYTE” shall mean any material or substance, including but not limited to chemical or biological substances, peptides, nucleic acids, proteins, drugs, lipids, lipoproteins, or steroids.

1.5                               “CLAIM” shall mean any pending or issued claim of any PATENT RIGHT that has not been permanently revoked, nor held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction that is unappealable or unappealed in the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.  For the purpose of this Section 1.5, a claim shall be considered “pending” if it has been pending without being granted, allowed or issued for less than [***], or its equivalent in non-U.S. jurisdictions, for each application in its specific country or region.

1.6                               “COMMERCIAL SALE” shall mean any TRANSFER of a PRODUCT or PROCESS by COMPANY, an AFFILIATE or SUBLICENSEE (which may include a TRANSFER to an AFFILIATE or SUBLICENSEE), for value, in the form of cash or otherwise.

1.7                               “DIAGNOSTIC PROCESS” shall mean any process, method or service for the monitoring of the presence or absence of or measuring the concentration or level(s) of an ANALYTE(S) in a human subject, the use or performance of which, in whole or in part, absent the licenses granted hereunder would infringe, or is covered by, one or more CLAIMS of PATENT RIGHTS.

1.8                               “DIAGNOSTIC PRODUCT” shall mean any article, device or composition for the monitoring of the presence or absence of or measuring the concentration or level(s) of an ANALYTE(S) in a human subject, the manufacture, use, or sale of which, in whole or in part, absent the licenses granted hereunder would infringe, or is covered by, one or more CLAIMS of PATENT RIGHTS.

1.9                               “GROSS SALES” shall mean the greatest of the gross amount billed, invoiced or received by COMPANY, its AFFILIATES and SUBLICENSEES for TRANSFER of PRODUCTS and PROCESSES by COMPANY, AFFILIATES and its SUBLICENSEES, but excluding (i) any amounts billed, invoiced or received resulting from any TRANSFER of any PRODUCT or PROCESS between or among COMPANY, an AFFILIATE or any SUBLICENSEE, unless the transferee is the final purchaser of such PRODUCT or PROCESS; and (ii) any royalty or similar payment by SUBLICENSEE to AFFILIATE or COMPANY, or by AFFILIATE to COMPANY, on account of a TRANSFER of any PRODUCT or PROCESS by a SUBLICENSEE or AFFILIATE, as the case may be, to a third party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.10                        “INDUSTRIAL PROCESS” shall mean process, method or service, (a) for the monitoring of the presence or absence of or measuring the concentration or level(s) of an ANALYTE(S) in a sample, substance or liquid, where such sample, substance, or liquid comes from a non-human or is derived from a non-human sample, and (b) which is not a RESEARCH PROCESS or DIAGNOSTIC PROCESS, the use or performance of which, in whole or in part, absent the licenses granted hereunder would infringe, or is covered by, one or more CLAIMS of PATENT RIGHTS.

1.11                        “INDUSTRIAL PRODUCT” shall mean any article, device or composition, (a) for the monitoring of the presence or absence of or measuring the concentration or level(s) of an ANALYTE(S) in a sample, substance, or liquid, where such sample, substance, or liquid comes from a non-human or is derived from a non-human sample, and (b) which is not a RESEARCH PRODUCT or DIAGNOSTIC PRODUCT, the manufacture, use, or sale of which, in whole or in part, absent the licenses granted hereunder would infringe, or is covered by, one or more CLAIMS of PATENT RIGHTS.

1.12                        “LICENSE TERRITORY” shall mean worldwide.

1.13                        “NET SALES” shall mean:

(a)                                 (i) for TRANSFERS by COMPANY, its AFFILIATES, and SUBLICENSEES, (for the purposes of this Section 1.13, each a “SELLER”), GROSS SALES less (to the extent appropriately documented) the following amounts actually paid or otherwise incurred by a SELLER in effecting such TRANSFER:

(1)                                 credits and allowances by reason of rejection or return;

(2)                                 reasonable and customary rebates, discounts and chargebacks;

(3)                                 amounts for outbound transportation, insurance, handling and shipping, to the extent separately invoiced; and

(4)                                 taxes, customs duties and other governmental charges levied on or measured by COMMERCIAL SALES, to the extent separately invoiced, whether paid by or on behalf of COMPANY so long as COMPANY’s price is reduced thereby, but not franchise or income taxes of any kind whatsoever; and

(ii)                                  for TRANSFERS which occur in an arm’s length, standalone transaction by a SELLER to a DISTRIBUTOR, GROSS SALES less the deductions permitted by clauses (a)(i)(l) through (a)(i)(4) and any other income, including but not limited to payments for distribution rights, received by said SELLER from said DISTRIBUTOR based on sales of PRODUCTS and PROCESSES.  “DISTRIBUTOR” shall mean any bona fide third party distributor with no other rights except for the right to distribute or sell PRODUCTS and PROCESSES on behalf of a SELLER, and which is not an AFFILIATE or SUBLICENSEE.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(b)                                 No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or employed by a SELLER or otherwise, or for any cost of collections.

(c)                                  NET SALES shall occur on the earlier of the date of billing or invoicing for TRANSFER of a PRODUCT or PROCESS.  For a PRODUCT or PROCESS for which SELLER does not bill or invoice, NET SALES shall occur on the date on which payment is due or made to the SELLER, whichever is earlier.  If the date on which such payment is due or made cannot be ascertained, NET SALES shall be deemed to have occurred on the date the PRODUCT or PROCESS was TRANSFERRED.

(d)                                 If a SELLER TRANSFERS any PRODUCT or PROCESS at a discounted price with a discount that is greater than the discount permitted by clause (a)(i)(2), or for non-cash consideration (whether or not at a discount), NET SALES shall be calculated based on the average cash amount charged to independent third parties for the PRODUCT or PROCESS during the same REPORTING PERIOD, or, in the absence of such transaction, on the fair market value of the non-cash consideration.

(e)                                  In the case of a TRANSFER of a PRODUCT within COMPANY or between or among COMPANY, any AFFILIATE or SUBLICENSEE, solely for further TRANSFER by such transferee, NET SALES shall be based on the further TRANSFER of such PRODUCT by such transferee.

1.14                        “PATENT RIGHTS” shall mean [***] PATENT RIGHTS and/or [***] PATENT RIGHTS.

1.15                        “PROCESS” shall mean any DIAGNOSTIC PROCESS, INDUSTRIAL PROCESS, or RESEARCH PROCESS.

1.16                        “PRODUCT” shall mean any DIAGNOSTIC PRODUCT, INDUSTRIAL PRODUCT, or RESEARCH PRODUCT.

1.17                        “RESEARCH PROCESS” shall mean any process, method or service for research and development applications, excluding any DIAGNOSTIC PROCESS or INDUSTRIAL PROCESS, the use or performance of which, in whole or in part, absent the licenses granted hereunder would infringe, or is covered by, one or more CLAIMS of PATENT RIGHTS.

1.18                        “RESEARCH PRODUCT” shall mean any article, device or composition for research and development applications, excluding any DIAGNOSTIC PRODUCT or INDUSTRIAL PRODUCT, the manufacture, use, or sale of which, in whole or in part, absent the licenses granted hereunder would infringe, or is covered by, one or more CLAIMS of PATENT RIGHTS.

1.19                        “REPORTING PERIOD” shall mean each three (3) month period ending March 31, June 30, September 30 and December 31.

1.20                        “SUBLICENSEE” shall mean (a) any third party sublicensee of the rights granted by COMPANY under Section 2.1(a)(ii) and (b) any further sublicensee of such party in the foregoing Section 1.20(a).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.21                        “TRANSFER” shall mean to sell or have sold, to lease or have leased, to export or have exported, to distribute or have distributed, or otherwise to transfer or have transferred, for value in the form of cash or otherwise, a PRODUCT or PROCESS, and further in the case of a PROCESS to use or perform such PROCESS for the benefit of a third party.

2.                                      LICENSE

2.1                               Grant of License.

(a)                                 Subject to the terms of this AGREEMENT, HOSPITAL hereby grants to COMPANY in the LICENSE TERRITORY:

(i)                                     an exclusive, royalty-bearing license under PATENT RIGHTS to make, have made, use, have used, import or have imported and TRANSFER PRODUCTS and to use, have used and TRANSFER PROCESSES;

(ii)                                  the right to grant sublicenses under the rights granted in Section 2.1(a)(i) to SUBLICENSEES, provided that in each case COMPANY shall be responsible for the performance of any obligations of SUBLICENSEES relevant to this AGREEMENT as if such performance were carried out by COMPANY itself, including, without limitation, the payment of any royalties or other payments provided for hereunder, regardless of whether the terms of any sublicense provide for such amounts to be paid by the SUBLICENSEE directly to HOSPITAL.

(b)                                 The licenses granted in Section 2.1(a) above include the right to grant to the purchaser of PRODUCTS from COMPANY, AFFILIATES and SUBLICENSEES the right to use such purchased PRODUCTS in a method coming within the scope of PATENT RIGHTS, including, without limitation, in any PROCESS.

(c)                                  The foregoing license grants shall include the grant of said license to any AFFILIATE of COMPANY, provided that such AFFILIATE shall assume the same obligations as those of COMPANY and be subject to the same terms and conditions hereunder and further provided that COMPANY shall be responsible for the performance by said AFFILIATE of said obligations and for compliance by said AFFILIATE with said terms and conditions.  COMPANY shall provide to HOSPITAL a fully signed, non-redacted copy of each agreement with each AFFILIATE that assumes the aforesaid obligations, including all exhibits, attachments and related documents and any amendments, within thirty (30) days of request by HOSPITAL.

2.2                               Sublicenses.  All sublicenses granted hereunder shall be consistent with the terms of this AGREEMENT, shall incorporate terms and conditions sufficient to enable COMPANY to comply with this AGREEMENT COMPANY shall provide to HOSPITAL a fully signed non-redacted (except for running royalties and confidential information of the sublicensee) copy of all sublicense agreements, including, but not limited to, sublicense agreements between direct SUBLICENSEES of COMPANY and further sublicensees of SUBLICENSEES, and amendments thereto, including all exhibits, attachments and related documents, within thirty (30) days of executing the same.  HOSPITAL shall hold such sublicense agreements and amendments in confidence.  In the event HOSPITAL requires redacted information in the sublicense agreements for auditing purposes, upon HOSPITAL’s request, COMPANY shall provide such

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

information to HOSPITAL, which HOSPITAL shall hold in confidence.  Upon termination of this AGREEMENT or any licenses granted hereunder for any reason, any sublicenses shall be addressed in accordance with Section 10.6.

2.3                               Retained Rights; Requirements.  Any and all licenses granted hereunder are subject to:

(a)                                 HOSPITAL’s and HOSPITAL’s AFFILIATES’ right to make and to use the subject matter described and/or claimed in the PATENT RIGHTS and to permit others at academic, government and not-for-profit institutions to make and use the subject matter described and/or claimed in PATENT RIGHTS for research and educational purposes; and

(b)                                 for PATENT RIGHTS supported by federal funding, the rights, conditions and limitations imposed by U.S. law (see 35 U.S.C. § 202 et seq. and regulations pertaining thereto), including without limitation:

(i)                                     the royalty-free non-exclusive license granted to the U.S. government; and

(ii)                                  the requirement that any PRODUCTS used or sold in the United States shall be manufactured substantially in the United States, provided that, at the request of COMPANY, HOSPITAL shall use reasonable efforts to assist COMPANY in seeking a waiver of such requirement.

2.4                               No Additional Rights.  It is understood that nothing in this AGREEMENT shall be construed to grant COMPANY a license express or implied under any patent owned solely or jointly by HOSPITAL other than the PATENT RIGHTS expressly licensed hereunder.

3.                                      DUE DILIGENCE OBLIGATIONS

3.1                               Diligence Requirements.  COMPANY shall itself use, or shall cause its AFFILIATES or SUBLICENSEES, as applicable, to use, reasonable commercial efforts to develop and make available to the public PRODUCTS and PROCESSES throughout the LICENSE TERRITORY.  Such efforts shall include achieving the following objectives within the time periods designated below following the EFFECTIVE DATE:

(a)                                 Pre-Sales Requirements.

(i)                                     within [***].

(ii)                                  within [***].

(iii)                               within [***].

(iv)                              within [***], establish a management team, including but not limited to a full time (i) Chief Executive Officer or President, (ii) Chief Financial Officer, Controller or other financial officer, and (iii) Vice President of Research and Development.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(v)                                 within [***] for use with a PRODUCT or PROCESS, unless COMPANY determines that [***].

(vi)                              within [***], which shall be made part of this Section 3 and shall be subject to the obligations contained in this Agreement.

(b)                                 Pre-sales Requirements for DIAGNOSTIC PRODUCTS and/or DIAGNOSTIC PROCESSES.

(i)                                     within [***].

(ii)                                  within [***] DIAGNOSTIC PRODUCT and/or DIAGNOSTIC PROCESS.

(iii)                               within [***] DIAGNOSTIC PRODUCT and/or DIAGNOSTIC PROCESS.

(iv)                              within [***] DIAGNOSTIC PRODUCT and/or DIAGNOSTIC PROCESS.  [***], which shall be made part of this Section 3 and shall be subject to the obligations contained in this Agreement.

(v)                                 within [***] DIAGNOSTIC PRODUCT and/or DIAGNOSTIC PROCESS [***].

(c)                                  Post-Sales Requirements.

(i)                                     Continued Sales.

(1)                                 Following the first COMMERCIAL SALE of a DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS, [***], COMPANY shall itself or through its AFFILIATES and/or SUBLICENSEES use commercially reasonable efforts, to [***] DIAGNOSTIC PRODUCTS and DIAGNOSTIC PROCESSES [***].

(2)                                 Following the first COMMERCIAL SALE of an INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS, [***], COMPANY shall itself or through its AFFILIATES and/or SUBLICENSEES use commercially reasonable efforts, to [***] INDUSTRIAL PRODUCTS and INDUSTRIAL PROCESSES [***].

(3)                                 Following the first COMMERCIAL SALE of a RESEARCH PRODUCT or RESEARCH PROCESS, [***], COMPANY shall itself or through its AFFILIATES and/or SUBLICENSEES use commercially reasonable efforts, to [***].

Achievement of the foregoing objectives shall be deemed to satisfy COMPANY’S obligations to use commercially reasonable efforts under this Section 3.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

3.2                               Diligence Failures.  If COMPANY believes it is unable to achieve the foregoing despite commercially reasonable efforts to do so, or [***], COMPANY must notify HOSPITAL and inform HOSPITAL in writing of the reasons that the foregoing will not be achieved or that [***] at least [***] in advance of the above milestone(s) being due (hereinafter “DILIGENCE DELAY NOTICE”).  Such DILIGENCE DELAY NOTICE shall be accompanied with a [***].  HOSPITAL shall [***].  If HOSPITAL determines that COMPANY has failed to fulfill any of its obligations under Section 3.1, COMPANY and HOSPITAL shall meet promptly, but no less than [***] after such milestone event was due, to discuss the matter and consider any request by COMPANY to remedy the failure.  Neither party shall be obligated to agree to any such plan to remedy the failure.  If no plan is agreed upon and entered into in writing, or if a plan is agreed upon and COMPANY fails to comply with the agreed plan, then HOSPITAL may treat such failure as a default and may terminate, in accordance with Section 10.4, this AGREEMENT and/or the licenses granted hereunder with respect to the specific PRODUCT type which COMPANY has failed to diligently [***].  Notwithstanding the foregoing, in the event COMPANY does not provide the [***] as provided under Sections 3.1(a)(vi) and 3.1(b)(iv) or fails to achieve their respective obligations in the amended Section 3, HOSPITAL shall have the right to terminate in accordance with Section 10.4 the licenses granted for the specific regions and/or PRODUCT and PROCESS types in default.  The right to terminate as set forth herein shall be HOSPITAL’s sole remedy in the event that COMPANY has failed to fulfill any of its obligations under Section 3.1.

3.3                               Diligence Reports.  COMPANY shall provide all reports with respect to its obligations under Section 3.1 as set forth in Article 5.

4.                                      PAYMENTS AND ROYALTIES

4.1                               License Issue Fee.  COMPANY shall pay HOSPITAL a non-refundable license issue fee in the sum of [***] Dollars ($[***]) upon execution of this AGREEMENT.

4.2                               Patent Cost Reimbursement.  COMPANY shall reimburse HOSPITAL for all out of pocket costs associated with the preparation, filing, prosecution and maintenance of all PATENT RIGHTS (“PATENT COSTS”).  As of the EFFECTIVE DATE, HOSPITAL has incurred approximately [***] Dollars ($[***]) in PATENT COSTS, which amount COMPANY shall pay to HOSPITAL in two installments as follows: (i) [***] Dollars ($[***]) shall be due upon execution of this AGREEMENT and (ii) [***] Dollars ($[***]) shall be due on the earlier of [***] after the EFFECTIVE DATE or when COMPANY has raised a total of [***] Dollars ($[***]).  COMPANY shall pay to HOSPITAL, or at HOSPITAL’s request directly to patent counsel, all other PATENT COSTS within [***] days of COMPANY’s receipt of an invoice for such PATENT COSTS either from HOSPITAL or HOSPITAL’s patent counsel.  COMPANY agrees to indemnify, defend and hold HOSPITAL harmless from and against any and all liabilities, damages, costs and expenses arising from the failure of Company to timely pay such invoices and PATENT COSTS.  HOSPITAL shall instruct patent counsel to provide copies to HOSPITAL for HOSPITAL’s administrative files of all invoices detailing PATENT COSTS which are sent directly to COMPANY.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

4.3                               Annual License Fee.  COMPANY shall pay to HOSPITAL the following amounts as an annual license fee within [***] days after [***] in which each of the following anniversaries of the EFFECTIVE DATE occurs:

(a)                                 the [***] of the EFFECTIVE DATE:  [***] Dollars ($[***]);

(b)                                 the [***] of the EFFECTIVE DATE:  [***] Dollars ($[***]);

(c)                                  the [***] of the EFFECTIVE DATE:  [***] Dollars ($[***]); and

(d)                                 the [***] of the EFFECTIVE DATE thereafter:  [***] Dollars ($[***]).

The annual license fee is nonrefundable; provided however, it shall be credited against royalties subsequently due on NET SALES made during the [***] REPORTING PERIODS following the REPORTING PERIOD in which the anniversary occurs, if any, but shall not be credited against royalties due on NET SALES made in any other year.

4.4                               Milestone Payments.  In addition to the payments set forth in Sections 4.1 through 4.3 above, COMPANY shall pay HOSPITAL milestone payments as follows:

(a)                                 [***].

4.5                               Royalties.

(a)                                 In consideration of the licenses granted to COMPANY under this AGREEMENT and of the long development timeline for commercializing PRODUCTS and PROCESSES, COMPANY shall pay HOSPITAL certain compensation, including but not limited to certain deferred compensation, as follows.

(i)                                     RESEARCH PRODUCTS and RESEARCH PROCESSES.  Beginning with the first COMMERCIAL SALE of the first RESEARCH PRODUCT or RESEARCH PROCESS, COMPANY shall pay HOSPITAL a royalty on the NET SALES of all RESEARCH PRODUCTS and RESEARCH PROCESSES until the later of (1) the expiration or abandonment of the PATENT RIGHTS or (2) ten years from first COMMERCIAL SALE of the first RESEARCH PRODUCT or RESEARCH PROCESS as follows:

(1)                                 For any RESEARCH PRODUCT or RESEARCH PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(2)                                 For any RESEARCH PRODUCT or RESEARCH PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***] of NET SALES of RESEARCH PRODUCTS or RESEARCH PROCESSES [***] for a given calendar year.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(3)                                 For any RESEARCH PRODUCT or RESEARCH PROCESS covered by a CLAIM under the [***] PATENT RIGHTS and a CLAIM under the [***] PATENT RIGHTS, a royalty of [***].

(ii)                                  INDUSTRIAL PRODUCTS or INDUSTRIAL PROCESSES.  Beginning with the first COMMERCIAL SALE of the first INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS, COMPANY shall pay HOSPITAL a royalty on the NET SALES of all INDUSTRIAL PRODUCTS and INDUSTRIAL PROCESSES until the later of (1) the expiration or abandonment of the PATENT RIGHTS or (2) ten years from first COMMERCIAL SALE of the first INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS as follows:

(1)                                 For any INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(2)                                 For any INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***] of NET SALES of INDUSTRIAL PRODUCTS or INDUSTRIAL PROCESSES [***] for a given calendar year.

(3)                                 For any INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS covered by a CLAIM under the [***] PATENT RIGHTS and a CLAIM under the [***] PATENT RIGHTS, a royalty of [***].

(iii)                               DIAGNOSTIC PRODUCTS or DIAGNOSTIC PROCESSES.  Beginning with the first COMMERCIAL SALE of the first DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS, COMPANY shall pay HOSPITAL a royalty on the NET SALES of all DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS until the later of (1) the expiration or abandonment of the PATENT RIGHTS or (2) ten years from first COMMERCIAL SALE of the first DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS as follows:

(1)                                 For any DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(2)                                 For any DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***] of NET SALES of DIAGNOSTIC PRODUCTS or DIAGNOSTIC PROCESSES [***] for a given calendar year.

(3)                                 For any DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, a royalty of [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(b)                                 Royalty Stacking.

(i)                                     [***] PATENT RIGHTS [***].  In the event that COMPANY is required to make [***] payments to one or more third parties in order to practice the [***] PATENT RIGHTS for any PRODUCT or PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS and not covered by a claim under the [***] PATENT RIGHTS, COMPANY shall [***].

(ii)                                  [***] PATENT RIGHTS [***].  In the event that COMPANY is required to make [***] payments to one or more third parties in order to practice the [***] PATENT RIGHTS for any PRODUCT or PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS and not covered by a claim under the [***] PATENT RIGHTS, COMPANY may offset a total of [***] of such third party [***] payments against any [***] payments that are due under Section 4.5(a) to HOSPITAL [***], provided that in no event shall the royalty payments in a REPORTING PERIOD under Section 4.5(a), when aggregated with any other offsets and credits allowed under this AGREEMENT, be reduced by more than [***] with respect to royalties due to HOSPITAL on PRODUCTS at a rate of [***] or more than [***] with respect to royalties due to HOSPITAL on PRODUCT at a rate of [***].

(iii)                               [***] and [***] PATENT RIGHTS.  In the event that COMPANY is required to make [***] payments to one or more third parties in order to practice the PATENT RIGHTS for any PRODUCT or PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, COMPANY may offset [***] of such third party [***] payments that are due under Section 4.5(a) to HOSPITAL [***], provided that in no event shall the royalty in a REPORTING PERIOD under Section 4.5(a), when aggregated with any other offsets and credits allowed under this AGREEMENT, be less than [***] of NET SALES of such PRODUCT or PROCESS.

(c)                                  All payments due to HOSPITAL under this Section 4.5 shall be due and payable by COMPANY within [***] after the end of each REPORTING PERIOD, and shall be accompanied by a report as set forth in Article 5.4.

4.6                               Non-Royalty Sublicensing Income.  COMPANY shall pay HOSPITAL within thirty (30) days of receipt thereof a percentage of any and all non-royalty income paid to COMPANY or an AFFILIATE in consideration for the sublicensing of any license granted hereunder, including but not limited to [***]) (“NON-ROYALTY INCOME PERCENTAGE”).  Said NON-ROYALTY INCOME PERCENTAGE shall depend upon the time at which COMPANY or an AFFILIATE executes the agreement with a third party providing for such non-royalty income (“THIRD PARTY AGREEMENT”) as follows.

In the event the THIRD PARTY AGREEMENT is executed:

(a)                                 upon or less than [***] from the EFFECTIVE DATE, the NON-ROYALTY INCOME PERCENTAGE shall be [***];

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(b)                                 more than [***] from the EFFECTIVE DATE, but upon or less than [***] from the EFFECTIVE DATE, the NON-ROYALTY INCOME PERCENTAGE shall be [***]; or

(c)                                  more than [***] from the EFFECTIVE DATE, the NON-ROYALTY INCOME PERCENTAGE shall be [***].

4.7                               Form of Payment.  All payments due under this AGREEMENT shall be drawn on a United States bank and shall be payable in United States dollars.  Each payment shall reference this AGREEMENT and identify the obligation under this AGREEMENT that the payment satisfies.  Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States for the purchase of U.S. Dollars with the applicable currency, as reported in The Wall Street Journal, on the last working day of the applicable REPORTING PERIOD.  Such payments shall be without deduction of exchange, collection or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of NET SALES.  Checks for all payments due to the HOSPITAL under this AGREEMENT shall be made payable to HOSPITAL and addressed as set forth in Section 12.2.  Payments via wire transfer should be made as follows:

[***]

4.8                               Overdue Payments.  The payments due under this AGREEMENT shall, if overdue, bear interest beginning on the first day following the REPORTING PERIOD to which such payment was incurred and until payment thereof at a per annum rate equal to [***] in effect on the due date as reported by The Wall Street Journal, such interest rate being compounded on the last day of each REPORTING PERIOD, not to exceed the maximum permitted by law.  Any such overdue payments when made shall be accompanied by all interest so accrued.  Said interest and the payment and acceptance thereof shall not preclude HOSPITAL from exercising any other rights it may have as a consequence of the lateness of any payment.

4.9                               Equity.  Upon execution of this AGREEMENT, and in additional consideration for the licenses granted hereunder, COMPANY shall issue to HOSPITAL (or its nominee) equity as follows.

(a)                                 Initial Grant.

(i)                                     COMPANY shall issue a total of [***], $.00l par value per share (the “SHARES”), in the name of HOSPITAL [***], and [***].

(ii)                                  COMPANY represents to HOSPITAL that, as of the EFFECTIVE DATE, the aggregate number of Shares equals [***] of COMPANY’s issued and outstanding Common Stock calculated on a [***]. For purposes of this Section, [***] shall mean that the total number of issued and outstanding shares of the COMPANY’s Common Stock shall be [***], and shall assume the [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(b)                                 Anti-Dilution Protection.  COMPANY shall issue additional shares of Common Stock to HOSPITAL [***], as calculated after giving effect to [***].  Such issuances shall continue until and including (i) the date upon which [***], or (ii) the issuance [***] as a result of which a cumulative total of [***] shall be received by COMPANY.  For clarity if the [***] results in [***] being received by the COMPANY, only [***] shall be subject to this section.  Thereafter, [***] pursuant to this section.

(c)                                  Participation in Future Equity Offerings.  After the date of the [***] shall have the right to purchase additional shares of COMPANY’s capital stock in any private offering by the COMPANY of its equity securities in exchange for cash, [***], which purchase shall be pursuant to the terms and conditions at least as favorable as those granted to the other offerees.  All rights granted to HOSPITAL and HOSPITAL HOLDERS pursuant to this Section 4.9(c) shall (i) be subject to the same exceptions, limitations and termination conditions as are applicable to other participants in the offering and (ii) terminate immediately prior to a firm commitment underwritten public offering of the COMPANY’s common stock.  For the purpose of this Section 4.9(c), the term HOSPITAL shall include HOSPITAL AFFILIATES.

(d)                                 [***].  With respect to shares issued pursuant to Section 4.9(a) and (b), HOSPITAL, HOSPITAL AFFILIATES (if applicable)[***] shall be entitled to [***] on such terms and conditions as are applicable to the rights granted to [***].  For shares issued pursuant to Section 4.9(c), [***] shall be governed by Section 4.9(c).

(e)                                  Joinder in Agreement.  At the request of COMPANY, HOSPITAL and HOSPITAL AFFILIATES (if applicable)[***] may join in any agreement(s) acceptable to HOSPITAL and/or HOSPITAL AFFILIATES between COMPANY and the investors stock issuance covering the rights set forth in Sections 4.9(c) and 4.9(d).  Upon the execution of such agreement(s), such agreement(s) shall govern such rights and sections 4.9(c) and 4.9(d) shall cease to be applicable.

5.                                      REPORTS AND RECORDS

5.1                               Diligence Reports.  Within sixty (60) days after the end of each calendar year, COMPANY shall report in writing to HOSPITAL on progress made toward the objectives set forth in Section 3.1 during such preceding 12 month period, including, without limitation, progress on research and development, status of applications for regulatory approvals, manufacturing, sublicensing and the number of sublicenses entered into and marketing.

5.2                               Milestone Achievement Notification.  COMPANY shall report to HOSPITAL the dates on which it achieves the milestones set forth in Section 4.4 within sixty (60) days of each such occurrence.

5.3                               Non-Royalty Sublicensing Income Reports.  COMPANY shall, along with delivering payment as set forth in Section 4.6, report to HOSPITAL within thirty (30) days of receipt the amount of all non-royalty sublicensing income received by COMPANY, and COMPANY’S calculation of the amount due and paid to HOSPITAL from such income, including an itemized listing of the source of income comprising such consideration, and the name and address of each entity making such payments.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

5.4                               COMMERCIAL SALES Reports.  COMPANY shall report to HOSPITAL the date on which it achieves the first COMMERCIAL SALE in each country of the LICENSE TERRITORY within thirty (30) days of each such occurrence.  Following the first COMMERCIAL SALE, COMPANY shall deliver reports to HOSPITAL within thirty (30) days after the end of each REPORTING PERIOD.  Each report under this Section 5.4 shall have substantially the format outlined in Appendix A, shall be certified as correct on behalf of COMPANY by an officer of COMPANY and shall contain at least the following information as may be pertinent to a royalty accounting hereunder for the immediately preceding REPORTING PERIOD:

(a)                                 the number of PRODUCTS and PROCESSES TRANSFERRED by COMPANY, its AFFILIATES and SUBLICENSEES by continent;

(b)                                 the gross amount billed, due and paid by COMPANY, its AFFILIATES and SUBLICENSEES for each PRODUCT and PROCESS by continent;

(c)                                  calculation of NET SALES for the applicable REPORTING PERIOD each continent, including an itemized listing of offsets and permitted deductions;

(d)                                 total royalties payable on NET SALES in U.S. dollars, together with the exchange rates used for conversion; and

(e)                                  any other payments due to HOSPITAL under this AGREEMENT.

If no amounts are due to HOSPITAL for any REPORTING PERIOD, the report shall so state.

5.5                               Audit Rights.  COMPANY shall maintain, and shall cause each of its AFFILIATES and SUBLICENSEES to maintain, complete and accurate records relating to the rights and obligations under this AGREEMENT and any amounts payable to HOSPITAL in relation to this AGREEMENT, which records shall contain sufficient information to permit HOSPITAL and its representatives to confirm the accuracy of any payments and reports delivered to HOSPITAL and compliance in all other respects with this AGREEMENT.  COMPANY shall retain and make available, and shall cause each of its AFFILIATES and SUBLICENSEES to retain and make available, such records for at least [***] following the end of the calendar year to which they pertain, to independent certified public accountants designated by HOSPITAL and acceptable to COMPANY or the relevant AFFILIATE or SUBLICENSEE in its reasonable judgment, or to representatives of the HOSPITAL who are certified public accountants at HOSPITAL’s expense and upon at least fifteen (15) days’ advance written notice, for inspection during normal business hours, to verify any reports and payments made and/or compliance in other respects under this AGREEMENT.  The accountants shall present a draft of their report to COMPANY prior to delivery to HOSPITAL and shall consider in good faith any proposed modifications or corrections proposed by COMPANY in rendering their final report.  If the final report of any examination conducted by the independent certified public accountants pursuant to the provisions of this Section shows an underreporting or underpayment of five percent (5%) or more in any payment due to HOSPITAL hereunder, COMPANY shall bear the full cost of such audit and shall remit any amounts due to HOSPITAL (including interest due in accordance with Section 4.8) within thirty (30) days of receiving notice thereof from HOSPITAL, provided that if

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

the audit was conducted by a representative of the HOSPITAL, and such report is contested in good faith by COMPANY, payment will be made with five (5) days after the matter is resolved.  Unless the parties otherwise agree, the matter will be resolved by independent certified public accountants designed by HOSPITAL and acceptable to COMPANY or the relevant Affiliate or SUBLICENSEE in its reasonable judgment.

5.6                               Information Rights.  For the longer of (i) [***] from the EFFECTIVE DATE or (ii) such time as COMPANY has [***], HOSPITAL shall have the right to [***] receive an update on development of PRODUCTS AND PROCESSES.

5.7                               HOSPITAL’S Notice of New Inventions.  Unless prevented by obligations to other third parties or sponsors of research including the United States Government, HOSPITAL will exercise reasonable efforts to provide COMPANY, in confidence, notification of any additional inventions on which [***] are inventors which (i) are [***] and (ii) are disclosed to HOSPITAL’s Office of Corporate Sponsored Research and Licensing within [***] of the EFFECTIVE DATE.  HOSPITAL will provide COMPANY the opportunity to request a license to such inventions.  HOSPITAL will [***].

6.                                      PATENT PROSECUTION AND MAINTENANCE

6.1                               Prosecution.  HOSPITAL shall be responsible for the preparation, filing, prosecution and maintenance of all patent applications and patents included in PATENT RIGHTS.  COMPANY shall reimburse HOSPITAL for PATENT COSTS incurred by HOSPITAL relating thereto in accordance with Section 4.2.

6.2                               Copies of Documents.  With respect to any PATENT RIGHT, HOSPITAL shall instruct the patent counsel prosecuting such PATENT RIGHT to copy COMPANY on patent prosecution documents that are received from or filed with the United States Patent and Trademark Office sufficiently in advance of any required date to allow COMPANY to comment thereon.  HOSPITAL shall consider in good faith all comments from COMPANY, but HOSPITAL shall have no obligation to act on such comments.

6.3                               COMPANY’s Election Not to Proceed.  COMPANY may elect to surrender its license to any patent or patent application in PATENT RIGHTS in any country upon sixty (60) days advance written notice to HOSPITAL.  Such notice shall relieve COMPANY from the obligation to pay for future PATENT COSTS but shall not relieve COMPANY from responsibility to pay PATENT COSTS incurred prior to the expiration of the sixty (60) day notice period.  Such U.S. or foreign patent application or patent shall thereupon cease to be a PATENT RIGHT hereunder, COMPANY shall have no further rights therein and HOSPITAL shall be free to license its rights to that particular U.S. or foreign patent application or patent to any other party on any terms.

7.                                      INFRINGEMENT

7.1                               HOSPITAL Right to Prosecute.  HOSPITAL will protect its PATENT RIGHTS from infringement and prosecute infringers when, in its sole judgment, such action may be reasonably necessary, proper and justified.  If COMPANY shall have supplied HOSPITAL with written evidence demonstrating to HOSPITAL’s reasonable satisfaction prima facie infringement of a claim of a PATENT RIGHT by a third party which poses a material threat to COMPANY’S

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

rights under this AGREEMENT, COMPANY may by notice request HOSPITAL to take steps to protect the PATENT RIGHT.  HOSPITAL shall notify COMPANY within sixty (60) days of the receipt of such notice whether HOSPITAL intends to prosecute the alleged infringement.  If HOSPITAL notifies COMPANY that it intends to so prosecute, HOSPITAL shall, within three (3) months of its notice to COMPANY either (i) cause such infringement to terminate, or (ii) initiate legal proceedings against the infringer.

7.2                               COMPANY Right to Prosecute.  In the event HOSPITAL (i) notifies COMPANY that HOSPITAL does not intend to prosecute infringement identified under Section 7.1, (ii) does not respond to a notice from COMPANY under Section 7.1 within sixty (60) days, or (iii) does not cause said infringement to terminate or initiate legal procedures against the infringer within three (3) months of giving notice to COMPANY under Section 7.1, COMPANY may, upon notice to HOSPITAL, initiate legal proceedings against the infringer at COMPANY’s expense.  Before commencing such action, COMPANY and, as applicable, any AFFILIATE, shall consult with HOSPITAL and shall give careful consideration to the views of HOSPITAL regarding the advisability of the proposed action and its potential effects on the public interest.  COMPANY shall indemnify and hold HOSPITAL harmless from all costs, expenses and liabilities that HOSPITAL incurs in connection with such action, regardless of whether HOSPITAL is a party-plaintiff, except for the expense of any independent counsel retained by HOSPITAL in accordance with Section 7.5 below.

7.3                               Assignment of PATENT RIGHT.  If COMPANY elects to commence an action as described in Section 7.2 above, HOSPITAL shall have, in its sole discretion, the option to permit such action to be brought in its name and to be joined as a party-plaintiff if so required by law, or to assign to COMPANY all of HOSPITAL’s right, title and interest in and to the PATENT RIGHT which is the subject of such action (subject to all of HOSPITAL’s obligations to the government under law and any other rights that others may have in such PATENT RIGHT).  If HOSPITAL makes such an assignment, such assignment shall be irrevocable, and such action by COMPANY shall thereafter be brought or continued without HOSPITAL as a party, if HOSPITAL is no longer an indispensable party; provided, however, that COMPANY shall continue to meet all of its obligations under this AGREEMENT as if the assigned PATENT RIGHT were still licensed to COMPANY.

7.4                               Settlement.  COMPANY shall not enter into any settlement, consent judgment or other voluntary final disposition of any infringement action without the prior written consent of HOSPITAL.

7.5                               Cooperation.  Each PARTY agrees to cooperate reasonably in any action under this Article 7 which is controlled by the other PARTY, provided that the controlling party reimburses the cooperating party for any costs and expenses incurred by the cooperating party in connection with providing such assistance, except for the expense of any independent counsel retained by HOSPITAL in accordance with this Section 7.5.  Such controlling party shall keep the cooperating party informed of the progress of such proceedings and shall make its counsel available to the cooperating party.  The cooperating party shall also be entitled to independent counsel in such proceedings but at its own expense, said expense to be offset against any damages received by the PARTY bringing suit in accordance with Section 7.6.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

7.6                               Recovery.  Any award paid by third parties as the result of such proceedings (whether by way of settlement or otherwise) shall first be applied to reimbursement of the unreimbursed third party legal fees and expenses incurred by either PARTY and then the remainder shall be divided between the PARTIES as follows:

(a)                                 (i)                                     [***]; and

(ii)                                  [***]; and

(b)                                 awards other than those [***] shall be shared by the parties as follows: [***] to the party bringing the suit and [***] to the other party.

8.                                      INDEMNIFICATION AND INSURANCE

8.1                               Indemnification.

(a)                                 COMPANY shall indemnify, defend and hold harmless HOSPITAL and its AFFILIATES and their respective trustees, directors, officers, medical and professional staff, employees, and agents and their respective successors, heirs and assigns (the “INDEMNITEES”), against any liability, damage, loss or expense (including reasonable attorney’s fees and expenses of litigation) incurred by or imposed upon the INDEMNITEES or any one of them in connection with any claims, suits, actions, demands or judgments arising out of any theory of product liability (including, but not limited to, actions in the form of tort, warranty, or strict liability) concerning any product, process or service made, used or sold pursuant to any right or license granted under this AGREEMENT.

(b)                                 COMPANY agrees, at its own expense, to provide attorneys reasonably acceptable to the HOSPITAL to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought; provided, however, that any INDEMNITEE shall have the right to retain its own counsel, at the expense of COMPANY, if representation of such INDEMNITEE by counsel retained by COMPANY would be inappropriate because of actual or potential differences in the interests of such INDEMNITEE and any other party represented by such counsel.  COMPANY agrees to keep HOSPITAL informed of the progress in the defense and disposition of such claim and to consult with HOSPITAL prior to any proposed settlement.

(c)                                  This section 8.1 shall survive expiration or termination of this AGREEMENT.

8.2                               Insurance.

(a)                                 Beginning at such time as any such product, process or service is being commercially distributed, sold, leased or otherwise transferred, or performed or used (other than for the purpose of obtaining regulatory approvals), by COMPANY, an AFFILIATE or SUBLICENSEE, COMPANY shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than [***] per incident and [***] annual aggregate and naming the INDEMNITEES as additional insureds.  Such commercial general liability insurance shall provide (i) product liability coverage and (ii) broad form contractual liability coverage for COMPANY’s indemnification under Section 8.1 of this

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

AGREEMENT.  If COMPANY elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of [***] annual aggregate) such self-insurance program must be acceptable to the HOSPITAL and the Risk Management Foundation.  The minimum amounts of insurance coverage required under this Section 8.2 shall not be construed to create a limit of COMPANY’s liability with respect to its indemnification under Section 8.1 of this AGREEMENT.

(b)                                 COMPANY shall provide HOSPITAL with written evidence of such insurance upon request of HOSPITAL.  COMPANY shall provide HOSPITAL with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance; if COMPANY does not obtain replacement insurance providing comparable coverage prior to the expiration of such fifteen (15) day period, HOSPITAL shall have the right to terminate this AGREEMENT effective at the end of such fifteen (15) day period without notice or any additional waiting periods.

(c)                                  COMPANY shall maintain such commercial general liability insurance beyond the expiration or termination of this AGREEMENT during (i) the period that any such product, process, or service is being commercially distributed, sold, leased or otherwise transferred, or performed or used (other than for the purpose of obtaining regulatory approvals), by COMPANY or by a licensee, affiliate or agent of COMPANY and (ii) a reasonable period after the period referred to in (c) (i) above which in no event shall be less than fifteen (15) years.

(d)                                 This section 8.2 shall survive expiration of termination of this AGREEMENT.

9.                                      WARRANTIES AND DISCLAIMER

9.1                               Title to PATENT RIGHTS.  To the best knowledge of HOSPITAL’s Office of Corporate Sponsored Research and Licensing, HOSPITAL is the owner by assignment of the PATENT RIGHTS and has the authority to enter into this agreement and license the PATENT RIGHTS to COMPANY hereunder.

9.2                               No Warranties.  EXCEPT AS MAY BE EXPRESSLY SET FORTH HEREIN, HOSPITAL MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE PATENT RIGHTS AND THE RIGHTS GRANTED HEREUNDER, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AND HEREBY DISCLAIMS THE SAME.  SPECIFICALLY, AND NOT TO LIMIT THE FOREGOING, HOSPITAL MAKES NO WARRANTY OR REPRESENTATION (i) REGARDING THE VALIDITY OR SCOPE OF ANY OF THE CLAIM(S), WHETHER ISSUED OR PENDING, OF ANY OF THE PATENT RIGHTS, AND (ii) THAT THE EXPLOITATION OF THE PATENT RIGHTS OR ANY PRODUCT WILL NOT INFRINGE ANY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF HOSPITAL OR OF ANY THIRD PARTY.

9.3                               Disclaimer.  IN NO EVENT SHALL HOSPITAL OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE TRUSTEES, DIRECTORS, OFFICERS, MEDICAL AND

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

PROFESSIONAL STAFF, EMPLOYEES AND AGENTS BE LIABLE TO LICENSEE OR ANY OF ITS AFFILIATES, SUBLICENSEES OR DISTRIBUTORS FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE LICENSE RIGHTS GRANTED HEREUNDER, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, INCLUDING WITHOUT LIMITATION ECONOMIC DAMAGES OR INJURY TO PROPERTY OR LOST PROFITS, REGARDLESS OF WHETHER HOSPITAL SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

10.                               TERM AND TERMINATION

10.1                        Term.  The term of this AGREEMENT shall commence on the EFFECTIVE DATE and shall remain in effect until the later of (i) the date on which all issued patents and filed patent applications within the PATENT RIGHTS have expired or been abandoned or (ii) all COMPANY obligations herein have expired, including but not limited to obligations under Sections 4.5(a), unless this AGREEMENT is terminated earlier in accordance with the provisions of this Article 10.

10.2                        Termination for Failure to Pay.  If COMPANY fails to make any payment due hereunder, HOSPITAL shall have the right to terminate this AGREEMENT upon fifteen (15) business days written notice, unless COMPANY makes such payments plus any interest due, as set forth in Section 4.8, within said twenty (20) day notice period.  If payments are not made, HOSPITAL may immediately terminate this AGREEMENT at the end of said fifteen (15) day period.

10.3                        Termination for Insurance and Insolvency.  HOSPITAL shall terminate this AGREEMENT immediately upon written notice with no further notice obligation or opportunity to cure if COMPANY fails to maintain the insurance required by Section 8.2 or if COMPANY, shall make an assignment for the benefit of creditors, or COMPANY shall file a petition in bankruptcy, provided that in any case in which a bankruptcy if filed against COMPANY, COMPANY shall have ninety (90) days in which to have the action dismissed and HOSPITAL shall not be permitted to terminate this Agreement in the event COMPANY causes such proceeding to be dismissed within such time period.

10.4                        Termination for Non-Financial Default.  If COMPANY, its AFFILIATES or SUBLICENSEES shall default in the performance of any of its obligations under this AGREEMENT, including but not limited to its obligations under Section 3.1(b)(i) or 3.1(b)(ii), and if such default has not been cured within sixty (60) days after notice by HOSPITAL in writing of such default, HOSPITAL may immediately terminate any licenses granted hereunder with respect to the country or countries in which such default has occurred at the end of said sixty (60) day cure period.

10.5                        Termination by Company.  COMPANY shall have the right to terminate this AGREEMENT by giving ninety (90) days advance written notice to HOSPITAL and upon such termination shall immediately cease all use and TRANSFER of PRODUCTS and PROCESSES.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

10.6                        Effect of Termination on Sublicenses.  Any sublicenses granted by COMPANY or a SUBLICENSEE (to a sub-sublicensee) under this AGREEMENT shall provide for assignment to HOSPITAL of COMPANY’s or the granting SUBLICENSEE’s interest therein, upon termination of this AGREEMENT or upon termination of any license hereunder under which such sublicense has been granted, provided that the SUBLICENSEE under the sublicense is not in default thereunder.  Such assignment shall impose no obligations on HOSPITAL other than the continuation of the sublicense under PATENT RIGHTS granted to the SUBLICENSEE and may be conditioned on the execution of an amendment to such sublicense as HOSPITAL determines in its sole discretion is necessary to make such sublicense consistent with the terms of this AGREEMENT, as required by Section 2.2 hereof.  In the event that such necessary amendment, as determined by HOSPITAL, is not executed by the SUBLICENSEE, HOSPITAL shall be under no obligation to accept assignment of such sublicense and such sublicense and any rights granted therein under this Agreement, shall thereafter automatically terminate.

10.7                        Effects of Termination of AGREEMENT.  Upon termination of this AGREEMENT or any of the licenses hereunder for any reason, final reports in accordance with Article 5 shall be submitted to HOSPITAL and all royalties and other payments, including without limitation any unreimbursed PATENT COSTS, accrued or due to HOSPITAL as of the termination date shall become immediately payable.  COMPANY shall cease, and shall cause its AFFILIATES and SUBLICENSEES under any terminated sublicense to cease under any sublicense granted by COMPANY, all TRANSFERS and uses of PRODUCTS and PROCESSES upon such termination.  The termination or expiration of this AGREEMENT or any licenses granted hereunder shall not relieve COMPANY, its AFFILIATES or SUBLICENSEES of obligations arising before such termination or expiration.

11.                               COMPLIANCE WITH LAW

11.1                        Compliance.  COMPANY shall have the sole obligation for compliance with, and shall ensure that any AFFILIATES and SUBLICENSEES comply with, all government statutes and regulations that relate to PRODUCTS and PROCESSES, including, but not limited to, FDA statutes and regulations and the Export Administration Act of 1997, as amended, and the regulations promulgated thereunder, and any applicable similar laws and regulations of any other country in the LICENSE TERRITORY.

11.2                        Patent Numbers.  COMPANY shall cause all PRODUCTS sold in the United States to be marked with all applicable U.S. Patent Numbers, to the full extent required by United States law.  COMPANY shall similarly cause all PRODUCTS shipped to or sold in any other country to be marked in such a manner as to conform with the patent laws and practices of such country.

12.                               MISCELLANEOUS

12.1                        Entire Agreement.  This AGREEMENT constitutes the entire understanding between the PARTIES with respect to the subject matter hereof.

12.2                        Notices.  Any written notices, reports, waivers, correspondences or other communications required under or pertaining to this AGREEMENT, and including all payments required hereunder, shall be given by prepaid registered or certified mail or by an express/overnight

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

delivery service provided by a commercial carrier providing evidence of delivery, properly addressed to the other PARTY, which for HOSPITAL shall be as follows:

For MGH

Director, Corporate Sponsored Research and Licensing

Massachusetts General Hospital

Building 149, 13th Street, Suite 5036

Charlestown, MA 02129

For Company

Bioplex Systems, Inc.

c/o Flagship Ventures

One Memorial Drive

Cambridge, MA 02142

Attention: President

Notices and payments shall be considered timely if such notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by legibly dated U.S. Postal Service postmark or dated receipt from a commercial carrier.

12.3                        Amendment; Waiver.  This AGREEMENT may be amended and any of its terms or conditions may be waived only by a written instrument executed by an authorized signatory of the PARTIES or, in the case of a waiver, by the PARTY waiving compliance.  The failure of either PARTY at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same.  No waiver by either PARTY of any condition or term shall be deemed as a further or continuing waiver of such condition or term or of any other condition or term.

12.4                        Binding Effect.  This AGREEMENT shall be binding upon and inure to the benefit of and be enforceable by the PARTIES hereto and their respective permitted successors and assigns.

12.5                        Assignment.  Except as set forth in this Section 12.5, COMPANY shall not assign any of its rights or obligations under this AGREEMENT without the prior written consent of HOSPITAL.  Provided COMPANY is not in breach of its diligence obligations as set forth in Article 3, no such consent will be required to assign this AGREEMENT to a successor by merger or consolidation of the COMPANY’s business to which this AGREEMENT pertains or to a purchaser of substantially all of the COMPANY’s assets related to this AGREEMENT, so long as such successor or purchaser shall agree in writing to be bound by the terms and conditions hereof prior to such assignment, including without limitation the diligence obligations set forth in Article 3.  COMPANY shall notify HOSPITAL in writing of any such assignment and provide a copy of all assignment documents and related agreements to HOSPITAL within thirty (30) days of such assignment.  Failure of an assignee to agree to be bound by the terms hereof or failure of COMPANY to notify hospital and provide copies of assignment documentation shall be grounds for termination of this AGREEMENT for default.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

12.6                        Force Majeure.  Neither PARTY shall be responsible for delays resulting from causes beyond the reasonable control of such PARTY, including without limitation fire, explosion, flood, war, sabotage, strike or riot, provided that the nonperforming PARTY uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this AGREEMENT with reasonable dispatch whenever such causes are removed.

12.7                        Use of Name.  Neither PARTY shall use the name of the other PARTY or of any trustee, director, officer, staff member, employee, student or agent of the other PARTY or any adaptation thereof in any advertising, promotional or sales literature, publicity or in any document employed to obtain funds or financing without the prior written approval of the PARTY or individual whose name is to be used.  For HOSPITAL, such approval shall be obtained from HOSPITAL’s Chief Public Affairs Officer.

12.8                        Governing Law.  This AGREEMENT shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.  Each PARTY agrees to submit to the exclusive jurisdiction of the Superior Court for Suffolk County, Massachusetts, and the United States District Court for the District of Massachusetts with respect to any claim, suit or action in law or equity arising in any way out of this AGREEMENT or the subject matter hereof.

12.9                        Hospital Policies.  COMPANY acknowledges that HOSPITAL’s employees and medical and professional staff members and the employees and staff members of HOSPITAL’s AFFILIATES are subject to the applicable policies of HOSPITAL and such AFFILIATES, including, without limitation, policies regarding conflicts of interest, intellectual property and other matters.  COMPANY shall provide HOSPITAL with any written agreement it proposes to enter into with any employee or staff member of HOSPITAL or any of HOSPITAL’s AFFILIATES for HOSPITAL’s prior review and shall not enter into any written or oral agreement with such employee or staff member which conflicts with any such policy.  HOSPITAL shall provide COMPANY, at COMPANY’s request, with copies of any such policies applicable to any such employee or staff member.

12.10                 Severability.  If any provision(s) of this AGREEMENT are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the term hereof, it is the intention of the parties that the remainder of this agreement shall not be effected thereby.  It is further the intention of the parties that in lieu of each such provision which is invalid, illegal or unenforceable, there be substituted or added as part of this AGREEMENT a provision which shall be as similar as possible in economic and business objectives as intended by the parties to such invalid, illegal or enforceable provision, but shall be valid, legal and enforceable.

12.11                 Survival.  In addition to any specific survival references in this AGREEMENT, Sections 1, 2.4, 5.5, 8.1, 8.2, 9.2, 9.3, 10.6, 10.7, 12.2, 12.7, 12.8, 12.9, 12.10, 12.11, 12.12 and 12.13 shall survive termination or expiration of this AGREEMENT.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

12.12                 Interpretation.  The parties hereto are sophisticated, have had the opportunity to consult legal counsel with respect to this transaction and hereby waive any presumptions of any statutory or common law rule relating to the interpretation of contracts against the drafter.

12.13                 Headings.  All headings are for convenience only and shall not affect the meaning of any provision of this AGREEMENT.

[Remainder of page intentionally left blank.]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the PARTIES have caused this AGREEMENT to be executed by their duly authorized representatives as of the date first written above.

BIOPLEX SYSTEMS, INC.		THE GENERAL HOSPITAL CORPORATION

By:	/s/	By:	/s/ Frances Toneguzzo
	Name:		Name:

TITLE: CEO, Bioplex Systems		TITLE: Director, CSRL

DATE: 11-9-06		DATE: 11-7-06

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

First Amendment

to the License Agreement between

THE GENERAL HOSPITAL CORPORATION and T2 BIOSYSTEMS, INC.

(“FIRST AMENDMENT”)

This amendment, effective December 2, 2008 (“FIRST AMENDMENT EFFECTIVE DATE”) is by and between The General Hospital Corporation, a not-for-profit corporation doing business as Massachusetts General Hospital (“HOSPITAL”), having its principal place of business at 55 Fruit Street, Boston, Massachusetts, 02114, and T2 Biosystems, Inc., a Delaware corporation formerly known as Bioplex Systems, Inc., having its principal place of business at 286 Cardinal Medeiros Avenue, Cambridge, MA 02141(“COMPANY”).

WHEREAS, HOSPITAL and COMPANY have entered into an exclusive license agreement (MGH reference #2006A21314) with an effective date of November 7, 2006 (“LICENSE AGREEMENT”) for the [***] PATENT RIGHTS and [***] PATENT RIGHTS;

WHEREAS, under research programs funded by the HOSPITAL and the U.S. Government, the HOSPITAL, through research conducted by [***], has developed an invention pertaining to [***];

WHEREAS, HOSPITAL has filed patent applications covering the [***] and all the inventors’ rights, title and interest in said applications have been assigned to HOSPITAL; and

WHEREAS, HOSPITAL and COMPANY desire to modify the LICENSE AGREEMENT to include the [***];

NOW THEREFORE, in consideration of the premises and of the faithful performance of the covenants herein contained, HOSPITAL and COMPANY agree to the following:

Section 1.22 shall be added as follows:

1.22                        “[***] PATENT RIGHTS” shall mean HOSPITAL’s rights in the [***]; or the equivalent of such applications including any division, continuation, continuation-in-part to the extent the claims are entitled to the priority filing date of the aforesaid mentioned application and are directed to subject matter specifically described in and reasonably supported by the aforesaid patent applications or any foreign patent application or Letters Patent or the equivalent thereof issuing thereon or reissue, reexamination or extension thereof.

The entirety of Section 1.14 shall be deleted and replaced with the following:

1.14                        “PATENTS RIGHTS” shall mean [***] PATENT RIGHTS, [***] PATENT RIGHTS and/or [***] PATENT RIGHTS.

The entirety of Section 4.5 shall be deleted and replaced with:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

4.5                               Royalties.

(a)                                 In consideration of the licenses granted to COMPANY under this AGREEMENT and of the long development timeline for commercializing PRODUCTS and PROCESSES, COMPANY shall pay HOSPITAL certain compensation, including but not limited to certain deferred compensation, as follows.

(i)                                     RESEARCH PRODUCTS and RESEARCH PROCESSES.  Beginning with the first COMMERCIAL SALE of the first RESEARCH PRODUCT or RESEARCH PROCESS, COMPANY shall pay HOSPITAL a royalty on the NET SALES of all RESEARCH PRODUCTS and RESEARCH PROCESSES until the later of (1) the expiration or abandonment of the PATENT RIGHTS or (2) ten years from first COMMERCIAL SALE of the first RESEARCH PRODUCT or RESEARCH PROCESS as follows:

(1)                                 For any RESEARCH PRODUCT or RESEARCH PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(2)                                 For any RESEARCH PRODUCT or RESEARCH PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(3)                                 For any RESEARCH PRODUCT or RESEARCH PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(4)                                 For any RESEARCH PRODUCT or RESEARCH PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***] of NET SALES of RESEARCH PRODUCTS or RESEARCH PROCESSES [***] for a given calendar year.

(5)                                 For any RESEARCH PRODUCT or RESEARCH PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(6)                                 For any RESEARCH PRODUCT or RESEARCH PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(7)                                 For any RESEARCH PRODUCT or RESEARCH PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, a royalty of [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(ii)                                  INDUSTRIAL PRODUCTS or INDUSTRIAL PROCESSES.  Beginning with the first COMMERCIAL SALE of the first INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS, COMPANY shall pay HOSPITAL a royalty on the NET SALES of all INDUSTRIAL PRODUCTS and INDUSTRIAL PROCESSES until the later of (1) the expiration or abandonment of the PATENT RIGHTS or (2) ten years from first COMMERCIAL SALE of the first INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS as follows:

(1)                                 For any INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(2)                                 For any INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(3)                                 For any INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(4)                                 For any INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***] of NET SALES of INDUSTRIAL PRODUCTS or INDUSTRIAL PROCESSES [***] for a given calendar year.

(5)                                 For any INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(6)                                 For any INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(7)                                 For any INDUSTRIAL PRODUCT or INDUSTRIAL PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, a royalty of [***].

(iii)                               DIAGNOSTIC PRODUCTS or DIAGNOSTIC PROCESSES.  Beginning with the first COMMERCIAL SALE of the first DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS, COMPANY shall pay HOSPITAL a royalty on the NET SALES of all DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS until the later of (1) the expiration or abandonment of the PATENT RIGHTS or (2) ten years from first COMMERCIAL SALE of the first DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS as follows:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(1)                                 For any DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(2)                                 For any DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(3)                                 For any DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(4)                                 For any DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***] of NET SALES of DIAGNOSTIC PRODUCTS or DIAGNOSTIC PROCESSES [***] for a given calendar year.

(5)                                 For any DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(6)                                 For any DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, and not covered by a claim under the [***] PATENT RIGHTS, a royalty of [***].

(7)                                 For any DIAGNOSTIC PRODUCT or DIAGNOSTIC PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, a royalty of [***].

(b)                                 Royalty Stacking.

(i)                                     [***] PATENT RIGHTS and/or [***] PATENT RIGHTS.  In the event that COMPANY is required to make [***] payments to one or more third parties in order to practice the [***] PATENT RIGHTS and/or the [***] PATENT RIGHTS for any PRODUCT or PROCESS covered by a CLAIM under the [***] PATENT RIGHTS and not covered by a claim under the [***] PATENT RIGHTS, COMPANY shall [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(ii)                                  [***] PATENT RIGHTS [***].  In the event that COMPANY is required to make [***] payments to one or more third parties in order to practice the [***] PATENT RIGHTS for any PRODUCT or PROCESS covered only by a CLAIM under the [***] PATENT RIGHTS and not covered by a claim under the [***] PATENT RIGHTS, COMPANY may offset a total of [***] of such third party [***] payments against any [***] payments that are due under Section 4.5(a) to HOSPITAL in [***], provided that in no event shall the royalty payments in a REPORTING PERIOD under Section 4.5(a), when aggregated with any other offsets and credits allowed under this AGREEMENT, be reduced by more than [***] with respect to royalties due to HOSPITAL on PRODUCTS at a rate of [***] or more than [***] with respect to royalties due to HOSPITAL on PRODUCT at a rate of more than [***].

(iii)                               [***] PATENT RIGHTS.  In the event that COMPANY is required to make [***] payments to one or more third parties in order to practice the PATENT RIGHTS for any PRODUCT or PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, COMPANY may offset [***] of such third party [***] payments that are due under Section 4.5(a) to HOSPITAL [***], provided that in no event shall the royalty in a REPORTING PERIOD under Section 4.5(a), when aggregated with any other offsets and credits allowed under this AGREEMENT, be less than [***] of NET SALES of such PRODUCT or PROCESS.

(iv)                              [***] PATENT RIGHTS.  In the event that COMPANY is required to make [***] payments to one or more third parties in order to practice the PATENT RIGHTS for any PRODUCT or PROCESS covered by a CLAIM under the [***] PATENT RIGHTS, COMPANY may [***] of such third party [***] payments that are due under Section 4.5(a) to HOSPITAL in [***], provided that in no event shall the royalty in a REPORTING PERIOD under Section 4.5(a), when aggregated with any other offsets and credits allowed under this AGREEMENT, be less than [***] of NET SALES of such PRODUCT or PROCESS.

(c)                                  All payments due to HOSPITAL under this Section 4.5 shall be due and payable by COMPANY within [***] after the end of each REPORTING PERIOD, and shall be accompanied by a report as set forth in Article 5.4.

The entirety of Section 12.2 shall be deleted and replaced with the following:

12.2                        Notices.  Any written notices, reports, waivers, correspondences or other communications required under or pertaining to this AGREEMENT, and including all payments required hereunder, shall be given by prepaid registered or certified mail or by an express/overnight delivery service provided by a commercial carrier providing evidence of delivery, properly addressed to the other PARTY, which shall be as follows:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

For HOSPITAL

Director, Corporate Sponsored Research and Licensing

Massachusetts General Hospital

101 Huntington Avenue, 4th Floor

Boston, MA  02199

For COMPANY

T2 Biosystems, Inc.

286 Cardinal Medeiros Avenue

Cambridge, MA 02141

Attention:  President and CEO

Notices and payments shall be considered timely if such notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by legibly dated U.S. Postal Service postmark or dated receipt from a commercial carrier.

All other provisions of the LICENSE AGREEMENT shall remain unchanged.

IN WITNESS WHEREOF, COMPANY and HOSPITAL hereto have duly executed this FIRST AMENDMENT.

T2 BIOSYSTEMS, INC.		THE GENERAL HOSPITAL CORPORATION

BY:	/s/ John McDonough	BY:	/s/
	Name:		Name:

TITLE:	CEO	TITLE:	Licensing Manager

DATE:	12/10/2008	DATE:	12/09/08

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Second Amendment

To the Exclusive License Agreement between

THE GENERAL HOSPITAL CORPORATION and T2 BIOSYSTEMS, INC.

(“SECOND AMENDMENT”)

This SECOND AMENDMENT, effective February 21, 2011, (“SECOND AMENDMENT EFFECTIVE DATE”) is by and between the General Hospital Corporation, a not-for-profit corporation doing business as Massachusetts General Hospital (“HOSPITAL”), having its principal place of business at 55 Fruit Street, Boston, Massachusetts 02114, and T2 Biosystems, Inc., a Delaware corporation formerly known as Bioplex Systems, Inc., having its principal place of business at 101 Hartwell Avenue, Lexington, 02421 (“COMPANY”).

WHEREAS HOSPITAL and COMPANY have entered into an exclusive license agreement (MGH agreement no.: 2006A21314) with an effective date of November 7, 2006 and a First Amendment effective December 2, 2008, (collectively the “AGREEMENT”), for the [***] PATENT RIGHTS, [***] PATENT RIGHTS and [***] PATENT RIGHTS, as defined in Section 1 of the AGREEMENT;

WHEREAS COMPANY has expended an unanticipated amount of additional time and effort to develop and commercial DIAGNOSTIC PRODUCTS, DIAGNOSTIC PROCESSES, RESEARCH PRODUCTS, RESEARCH PROCESSES, INDUSTRIAL PRODUCTS, and INDUSTRIAL PROCESSES;

WHEREAS, GENERAL and COMPANY desire to modify the due diligence terms of the AGREEMENT for DIAGNOSTIC PRODUCTS, DIAGNOSTIC PROCESSES, RESEARCH PRODUCTS, RESEARCH PROCESSES, INDUSTRIAL PRODUCTS, and INDUSTRIAL PROCESSES; and

WHEREAS, in lieu of an upfront milestone extension fee and taking into consideration the need for COMPANY to conserve its resources for investment in product development and regulatory planning, HOSPITAL and COMPANY have agreed for COMPANY to pay HOSPITAL a royalty on OUTSIDE PRODUCTS and OUTSIDE PROCESSES (as defined below);

NOW THEREFORE, in consideration of the premises and of the faithful performance of the covenants herein contained, HOSPITAL and COMPANY agree to the following:

1.                                      The entirety of Section 1.15 in the AGREEMENT shall be deleted and replaced with the following:

“Section 1.15 “PROCESS” shall mean any DIAGNOSTIC PROCESS, INDUSTRIAL PROCESS, RESEARCH PROCESS or OUTSIDE PROCESS.”

2.                                      The entirety of Section 1.16 in the AGREEMENT shall be deleted and replaced with the following:

“Section 1.16 “PRODUCT shall mean any DIAGNOSTIC PRODUCT, INDUSTRIAL PRODUCT, RESEARCH PRODUCT or OUTSIDE PRODUCT.”

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

3.                                      A Section 1.23 shall be added in the AGREEMENT as follows:

“Section 1.23 “OUTSIDE PRODUCT” shall mean [***].”

4.                                      A Section 1.24 shall be added in the AGREEMENT as follows:

“Section 1.24 “OUTSIDE PROCESS” shall mean [***].”

5.                                      At the end of Section 3.1(a)(iv)(ii) in the AGREEMENT add “, provided such Chief Financial Officer or other financial officer may be part-time”.

6.                                      The entirety of Section 3.1(a)(vi) in the AGREEMENT shall be deleted.

7.                                      The entirety of Section 3.1(b) and (c) in the AGREEMENT shall be deleted and replaced with the following, and the following new subsection (d) shall be added:

“(b)                           Pre-sales Requirements for OUTSIDE PRODUCTS or OUTSIDE PROCESSES.

(i)                                within [***] OUTSIDE PRODUCT [***].

(ii)                             within [***] OUTSIDE PRODUCT or OUTSIDE PROCESS.

(iii)                          on or before [***] OUTSIDE PRODUCT or OUTSIDE PROCESS.

(c)                                  Pre-Sales Requirements for DIAGNOSTIC PRODUCTS, DIAGNOSTIC PROCESSES, RESEARCH PRODUCTS, RESEARCH PROCESSES, INDUSTRIAL PRODUCTS, and INDUSTRIAL PROCESSES.  For purposes of this subsection 3.1(c) DIAGNOSTIC PRODUCTS and DIAGNOSTICS PROCESSES shall comprise the “DIAGNOSTIC FIELD;” RESEARCH PRODUCTS and RESEARCH PROCESSES shall comprise the “RESEARCH FIELD;” INDUSTRIAL PRODUCTS and INDUSTRIAL PROCESSES shall comprise the “INDUSTRIAL FIELD; and the DIAGNOSTIC FIELD, RESEARCH FIELD and INDUSTRIAL FIELD shall collectively, comprise the “DUE DILIGENCE FIELDS.”

(i)                                use commercially reasonable efforts to [***] DIAGNOSTIC PRODUCTS, DIAGNOSTIC PROCESSES, RESEARCH PRODUCTS, RESEARCH PROCESSES, INDUSTRIAL PRODUCTS, and/or INDUSTRIAL PROCESSES.

(ii)                             [***] DIAGNOSTIC PRODUCTS, DIAGNOSTIC PROCESSES, RESEARCH PRODUCTS, RESEARCH PROCESSES, INDUSTRIAL PRODUCTS, and/or INDUSTRIAL PROCESSES.

(iii)                          on or before the [***], either (A) [***] PRODUCT or PROCESS in [***] or (B) [***] aimed at the [***] PRODUCT or PROCESS [***] (the PRODUCT or PROCESS that satisfies this condition shall hereinafter be referred to as the SUBSECTION (iii) PRODUCT or PROCESS, and the DUE DILIGENCE FIELD into which the SUBSECTION (iii) PRODUCT or PROCESS falls shall hereinafter be referred to as the SUBSECTION (iii) FIELD).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(iv)                         on or before the [***] of the SECOND AMENDMENT EFFECTIVE DATE:

(A)                               either (I) [***] SUBSECTION (iii) PRODUCT or PROCESS, or (II) if COMPANY has [***] to HOSPITAL for the [***] of the SUBSECTION (iii) PRODUCT or PROCESS, which shall be made part of this Section 3 and shall be subject to the obligations contained in this Agreement; and,

(B)                               either (I) [***] PRODUCT or PROCESS [***] or (II) [***] aimed at the [***] PRODUCT or PROCESS in [***] (the PRODUCT or PROCESS that satisfies this condition shall hereinafter be referred to as the SUBSECTION (iv) PRODUCT or PROCESS, and the field in which the SUBSECTION (iv) PRODUCT or PROCESS falls shall hereinafter be referred to as the SUBSECTION (iv) FIELD).

(v)                            on or before the [***] of the SECOND AMENDMENT EFFECTIVE DATE:

(A)                               either (I) [***] of the SUBSECTION (iv) PRODUCT or PROCESS, or (II) if COMPANY has [***] of the SUBSECTION (iv) PRODUCT or PROCESS, which shall be made part of this Section 3 and shall be subject to the obligations contained in this Agreement; and,

(B)                               either (I) [***] PRODUCT or PROCESS [***] or (II) [***] aimed at the [***] PRODUCT or PROCESS [***] (the PRODUCT or PROCESS that satisfies this condition shall hereinafter be referred to as the SUBSECTION (v) PRODUCT or PROCESS).

(vi)                         on or before the [***] of the SECOND AMENDMENT EFFECTIVE DATE, either (a) [***] of the SUBSECTION (v) PRODUCT or PROCESS, or (II) if COMPANY has [***] of the SUBSECTION (v) PRODUCT or PROCESS, which shall be made part of this Section 3 and shall be subject to the obligations contained in this Agreement;.

(vii)                      on or before the [***] of the SECOND AMENDMENT EFFECTIVE DATE, [***] PRODUCT or PROCESS in the [***].

Achievement of the foregoing objective for any PRODUCT or PROCESS in the DUE DILIGENCE FIELD (i.e., not for each of DIAGNOSTIC PRODUCT, DIAGNOSTIC PROCESS, RESEARCH PRODUCT, RESEARCH PROCESS, INDUSTRIAL PRODUCT, and INDUSTRIAL PROCESS), shall be deemed to satisfy COMPANY’s obligations to use commercially reasonable efforts under this Section 3.1(c)(vii).

(d)                                 Post-Sales Requirements

(i)                                     Continued Sales.

Following the first COMMERCIAL SALE of a PRODUCT or PROCESS, [***], COMPANY shall itself or through its AFFILIATES and/or SUBLICENSEES use commercially reasonable efforts, [***].”

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

8.                                      The entirety of Section 3.2 in the AGREEMENT shall be deleted and replaced with the following:

“If COMPANY believes it is unable to achieve the foregoing despite commercially reasonable efforts to do so, COMPANY must notify HOSPITAL and inform HOSPITAL in writing of the reason that the foregoing will not be achieved at least [***] in advance of the above milestone(s) being due (hereinafter DILIGENCE DELAY NOTICE”).  Such DILIGENCE DELAY NOTICE shall be accompanied with a [***].  HOSPITAL shall [***].  If HOSPITAL determines that COMPANY has failed to fulfill any of its obligations under Section 3.1, COMPANY and HOSPITAL shall meet promptly, but no less than thirty (30) days after such milestone event was due, to discuss the matter and consider any request by COMPANY to remedy the failure.  Neither party shall be obligated to agree to any such plan to remedy the failure.  If no plan is agreed upon and entered into in writing, or if a plan is agreed upon and COMPANY fails to comply with the agreed plan, then HOSPITAL may treat such failure as a default and may terminate, in accordance with Section 10.4, any licenses granted hereunder with respect to the particular type of PRODUCT or PROCESS which COMPANY has failed to diligently [***].  Notwithstanding the foregoing, in the event COMPANY fails to achieve its obligations in the amended Section 3.1(d), HOSPITAL shall have the right to terminate in accordance with Section 10.4 the license granted for the specific country in default.  The right to terminate as set forth herein shall be HOSPITAL’s sole remedy in the event that COMPANY has failed to fulfill any of its obligations under Section 3.1.

9.                                      The entirety of Section 4.4 in the AGREEMENT shall be deleted and shall be replaced with the following:

4.4                               Milestone Payments.  In addition to the payments set forth in Sections 4.1 through 4.3 above, COMPANY shall pay HOSPITAL milestone payments as following:

(a)                                 [***].”

10.                               The following new Section 4.5(a)(iv) shall be added in the AGREEMENT:

“Section 4.5(a)(iv):  OUTSIDE PRODUCTS.  Beginning with the first COMMERCIAL SALE of the first OUTSIDE PRODUCT AND/or OUTSIDE PROCESS, COMPANY shall pay HOSPITAL a royalty of [***] on the NET SALES of all OUTSIDE PRODUCTS and/or OUTSIDE PROCESSES until the earlier of (i) twelve (12) years from the first COMMERCIAL SALE of the first OUTSIDE PRODUCT and/or OUTSIDE PROCESS, or (ii) HOSPITAL’s exercise of its right of termination set forth in Article 10 of the AGREEMENT such that COMPANY’s license grant under the PATENT RIGHTS for each of DIAGNOSTIC PRODUCTS, DIAGNOSTIC PROCESSES, RESEARCH PRODUCTS, RESEARCH PROCESSES, INDUSTRIAL PRODUCTS, or INDUSTRIAL PROCESSES is terminated.

11.                               The entirety of Section 4.6(a) through (c) in the AGREEMENT shall be deleted and replaced with the following:

“(a)                           For DIAGNOSTIC PRODUCT, DIAGNOSTIC PROCESS, RESEARCH PRODUCT, RESEARCH PROCESS, INDUSTRIAL PRODUCT, or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

INDUSTRIAL PROCESS related non-royalty sublicensing income, the NON-ROYALTY INCOME PERCENTAGE shall be [***].

(b)                                 For OUTSIDE PRODUCT or OUTSIDE PROCESS related non-royalty sublicensing income, the NON-ROYALTY INCOME PERCENTAGE shall be [***].”

12.                               Section 5.1 in the AGREEMENT shall be modified by the addition of the words “COMPANY’s then-current business plan for any PRODUCTS OR PROCESSES” between “development” and “status”.

13.                               The entirety of Section 10.4 in the AGREEMENT shall be deleted and replaced with:

“10.4.  Termination for Non-Financial Default.  If COMPANY, its AFFILIATES or SUBLICENSEES shall default in the performance of any of its obligations under this AGREEMENT, including but not limited to it obligations under Sections 3.1(b) or 3.1(c), and if such default has not been cured within sixty (60) days after notice by HOSPITAL in writing of such default, HOSPITAL may immediately terminate any licenses granted hereunder with respect to the particular type of PRODUCT or PROCESS with respect to which such default has occurred at the end said sixty (60) day cure period.  Additionally, if the default arises from a failure to meet the Post Sales Requirement set forth in Section 3.1(d) in a particular country, then the HOSPITAL’s right to terminate after the sixty (60) day cure period shall be limited to termination in the country where the default has occurred for the particular PRODUCT or PROCESS with respect to which such default has occurred.

14.                               Section 12.2 in the AGREEMENT shall be modified by replacing HOSPITAL’s and COMPANY’s with:

“For HOSPITAL

Executive Director, Research Ventures and Licensing

Massachusetts General Hospital

101 Huntington Avenue, 4th Floor

Boston, MA 02199”

“For Company

T2 Biosystems, Inc.

101 Hartwell Avenue

Lexington, Massachusetts 02421

Attention: President and CEO”

15.                               The PARTIES previously agreed to delay COMPANY’S submission of its 2009 annual diligence report required by Section 5.1 until resolution of this SECOND AMENDMENT.  Within thirty (30) days from the parties’ execution of this SECOND AMENDMENT, COMPANY shall submit such report to HOSPITAL. It is expressly agreed that all diligence requirements to date shall be deemed to have been satisfied.

16.                               All other provisions of the AGREEMENT shall remain unchanged

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, COMPANY and HOSPITAL hereto have duly executed this SECOND AMENDMENT.

T2 BIOSYSTEMS, INC.		THE GENERAL HOSPITAL CORPORATION

BY:	/s/ John McDonough	BY:	/s/ Frances Toneguzzo
	Print Name John McDonough		Print Name Frances Toneguzzo

TITLE:	CEO	TITLE:	Executive Director, Research Ventures & Licensing

DATE:	2/25/2011	DATE:	2/22/11

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.